EXHIBIT 99.2

MERGER BENEFIT STATEMENT

July 31, 2013

Dear Warner Chilcott Shareholder,

On May 20, 2013, Actavis, Inc. (“Actavis”) and Warner Chilcott Public Limited Company (“Warner Chilcott”) announced that they had entered into a definitive agreement pursuant to which Actavis Limited, a new holding company incorporated in Ireland that will be renamed Actavis plc (“New Actavis”), will acquire Warner Chilcott and Actavis (the “Transaction”). On July 31, 2013, New Actavis filed with the U.S. Securities and Exchange Commission (the “SEC”) Amendment No. 1 to its registration statement on Form S-4 in connection with the Transaction (the “Form S-4”), which was declared effective on July 31, 2013. The Form S-4 contains the definitive joint proxy statement of Actavis and Warner Chilcott, which also serves as the prospectus of New Actavis and has been filed with the SEC by each of Actavis, Warner Chilcott and New Actavis (the “Joint Proxy Statement/Prospectus”). The Joint Proxy Statement/Prospectus is included along with this letter.

As Warner Chilcott is an Irish-incorporated company, the Transaction is subject to the Irish Takeover Rules. In accordance with the Irish Takeover Rules, where Actavis gives a statement regarding the synergies that may result from the Transaction (known as a “merger benefit statement” under the Irish Takeover Rules), certain attestations to that merger benefit statement must be provided.

As Actavis previously disclosed a merger benefit statement in the announcement of the Transaction on May 20, 2013, that statement has been repeated in the Joint Proxy Statement/Prospectus on pages 301 through 302, and is also enclosed with this letter.

In addition, enclosed with this letter are reports from Actavis’ auditor, PricewaterhouseCoopers LLP, 1 Embankment Place, London WC2N 6RH, United Kingdom, and Actavis’ financial advisors, Merrill Lynch, Pierce, Fenner & Smith Incorporated (“BofA Merrill Lynch”) and Greenhill & Co., LLC (“Greenhill”), confirming (respectively) that the merger benefit statement has been made, in the form and context in which it was made, with due care and consideration.

Very truly yours,

Paul M. Bisaro
President, Chief Executive Officer and Director
Actavis, Inc.

Important Information For Investors And Shareholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. New Actavis has filed with the SEC a registration statement on Form S-4 containing a joint proxy statement of Warner Chilcott and Actavis that also constitutes a prospectus of New Actavis. The registration statement was declared effective by the SEC on July 31, 2013. Each of Actavis and Warner Chilcott will mail to its stockholders or shareholders the definitive proxy statement/prospectus. In addition, each of New Actavis, Actavis and Warner Chilcott has filed and will file with the SEC other documents with respect to the proposed transaction. INVESTORS AND SECURITY HOLDERS OF ACTAVIS AND WARNER CHILCOTT ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS

AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and security holders may obtain free copies of the registration statement and the proxy statement/prospectus and other documents filed with the SEC by New Actavis, Actavis and Warner Chilcott through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by New Actavis and Actavis may be obtained free of charge on Actavis’ internet website at www.actavis.com or by contacting Actavis’ Investor Relations Department at (862) 261-7488. Copies of the documents filed with the SEC by Warner Chilcott may be obtained free of charge on Warner Chilcott’s internet website at www.wcrx.com or by contacting Warner Chilcott’s Investor Relations Department at (973) 442-3200.

Actavis, Warner Chilcott, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Warner Chilcott is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 22, 2013, its proxy statement for its 2013 annual general meeting of shareholders, which was filed with the SEC on April 5, 2013, and its Current Reports on Form 8-K that were filed with the SEC on May 2, 2013 and May 8, 2013. Information about the directors and executive officers of Actavis is set forth in its Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013 (as revised pursuant to Actavis’ Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013), its proxy statement for its 2013 annual meeting of stockholders, which was filed with the SEC on March 29, 2013, and its Current Reports on Form 8-K that were filed with the SEC on January 29, 2013 and May 13, 2013. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus filed with the SEC and will be contained in other relevant materials to be filed with the SEC when they become available.

Actavis Cautionary Statement Regarding Forward-Looking Statements

Statements contained in this communication that refer to non-historical facts are forward-looking statements that reflect Actavis’ current perspective of existing information as of the date of this release. It is important to note that Actavis’ goals and expectations are not predictions of actual performance. Actual results may differ materially from Actavis’ current expectations depending upon a number of factors, risks and uncertainties affecting Actavis’ business. These factors include, among others, the inherent uncertainty associated with financial projections; restructuring in connection with, and successful close of, Actavis’ acquisition of Warner Chilcott (the “Acquisition”); subsequent integration of the Acquisition and the ability to recognize the anticipated synergies and benefits of the Acquisition; the receipt of required regulatory approvals for the Acquisition (including the approval of antitrust authorities necessary to complete the Acquisition); the anticipated size of the markets and continued demand for Actavis’ and Warner Chilcott’s products; the impact of competitive products and pricing; access to available financing (including financing for the Acquisition or refinancing of Actavis or Warner Chilcott debt) on a timely basis and on reasonable terms; maintaining a position in the Standard & Poor’s 500; the risks of fluctuations in foreign currency exchange rates; the risks and uncertainties normally incident to the pharmaceutical industry, including product liability claims and the availability of product liability insurance on reasonable terms; the difficulty of predicting the timing or outcome of pending or future litigation or government investigations; periodic dependence on a small number of products for a material source of net revenue or income; variability of trade buying patterns; changes in generally accepted accounting principles; risks that the carrying values of assets may be negatively impacted by future events and circumstances; the timing and success of product launches; the difficulty of predicting the timing or outcome of product development efforts and regulatory agency approvals or actions, if any; costs and efforts to defend or enforce intellectual property rights; difficulties or delays in manufacturing; the availability and pricing of third party sourced products and materials; successful compliance with governmental regulations applicable to Actavis’ and Warner Chilcott’s manufacturers, facilities, products and/or businesses; changes in the laws and regulations affecting, among other things, pricing and reimbursement of pharmaceutical products; changes in tax laws or interpretations that could increase Actavis’ consolidated tax liabilities; the loss of key senior management or scientific staff; and such other risks and uncertainties detailed in Actavis’ periodic public filings with the SEC including but not limited to Actavis’ Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and

June 30, 2013 and Actavis’ Annual Report on Form 10-K for the year ended December 31, 2012 (as revised pursuant to Actavis’ Current Report on Form 8-K dated as of June 17, 2013, which was filed with the SEC on June 18, 2013). Except as expressly required by law, Actavis disclaims any intent or obligation to update these forward-looking statements.

Warner Chilcott Cautionary Statement Regarding Forward-Looking Statements

This communication contains forward-looking statements, including statements concerning the proposed transaction with Actavis, Warner Chilcott’s industry, Warner Chilcott’s operations, Warner Chilcott’s anticipated financial performance and financial condition and Warner Chilcott’s business plans, growth strategy and product development efforts. These statements constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “may,” “might,” “will,” “should,” “estimate,” “project,” “plan,” “anticipate,” “expect,” “intend,” “outlook,” “believe” and other similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. These forward-looking statements are based on estimates and assumptions by Warner Chilcott’s management that, although Warner Chilcott believes to be reasonable, are inherently uncertain and subject to a number of risks and uncertainties. The following represent some, but not necessarily all, of the factors that could cause actual results to differ from historical results or those anticipated or predicted by Warner Chilcott’s forward-looking statements: the timing to consummate the proposed transaction with Actavis; the risk that a condition to closing of the proposed transaction with Actavis may not be satisfied; the risk that a regulatory approval that may be required for the proposed transaction with Actavis is delayed, is not obtained or is obtained subject to conditions that are not anticipated; New Actavis’ ability to achieve the synergies and value creation contemplated by the proposed acquisition; New Actavis’ ability to promptly and effectively integrate Actavis’ and Warner Chilcott’s businesses; the diversion of management time on transaction-related issues; Warner Chilcott’s substantial indebtedness, including increases in the LIBOR rates on its variable-rate indebtedness above the applicable floor amounts; competitive factors and market conditions in the industry in which Warner Chilcott operates, including the approval and introduction of generic or branded products that compete with its products; Warner Chilcott’s ability to protect its intellectual property; a delay in qualifying any of Warner Chilcott’s manufacturing facilities that produce its products, production or regulatory problems with either its own manufacturing facilities or those of third party manufacturers, packagers or API suppliers upon whom Warner Chilcott may rely for some of its products or other disruptions within Warner Chilcott’s supply chain; pricing pressures from reimbursement policies of private managed care organizations and other third party payors, government sponsored health systems and regulatory reforms, and the continued consolidation of the distribution network through which Warner Chilcott sells its products; changes in tax laws or interpretations that could increase Warner Chilcott’s consolidated tax liabilities; government regulation, including U.S. and foreign health care reform, affecting the development, manufacture, marketing and sale of pharmaceutical products, including Warner Chilcott’s ability and the ability of companies with whom it does business to obtain necessary regulatory approvals; adverse outcomes in Warner Chilcott’s outstanding litigation, regulatory investigations or arbitration matters or an increase in the number of such matters to which it is subject; the loss of key senior management or scientific staff; Warner Chilcott’s ability to manage the growth of its business by successfully identifying, developing, acquiring or licensing new products at favorable prices and marketing such new products; Warner Chilcott’s ability to obtain regulatory approval and customer acceptance of new products, and continued customer acceptance of its existing products; and the other risks identified in Warner Chilcott’s periodic filings, including its Annual Report on Form 10-K for the year ended December 31, 2012 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2013 and June 30, 2013, and from time-to-time in its other investor communications. Warner Chilcott cautions you that the foregoing list of important factors is not exclusive. In addition, in light of these risks and uncertainties, the matters referred to in Warner Chilcott’s forward-looking statements may not occur. Warner Chilcott undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as may be required by law.

Statement Required by the Irish Takeover Rules

The directors of Actavis accept responsibility for the information contained in this letter other than that relating to Warner Chilcott and its Associates and the directors of Warner Chilcott and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Actavis (who have taken all reasonable care to ensure that such is the case), the information contained in this letter for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

The directors of Warner Chilcott accept responsibility for the information contained in this letter relating to Warner Chilcott and its Associates and the directors of Warner Chilcott and members of their immediate families, related trusts and persons connected with them. To the best of the knowledge and belief of the directors of Warner Chilcott (who have taken all reasonable care to ensure such is the case), the information contained in this letter for which they accept responsibility is in accordance with the facts and does not omit anything likely to affect the import of such information.

Financial Advisors Customer Disclaimers

BofA Merrill Lynch and Greenhill are acting exclusively for Actavis and no one else in connection with the matters referred to in this letter and will not be responsible to anyone other than Actavis for providing the protections afforded to clients of BofA Merrill Lynch or Greenhill and for providing advice in relation to the acquisition of Warner Chilcott, the contents of this letter or any transaction or arrangement referred to herein.

Deutsche Bank Securities Inc. is acting for Warner Chilcott as financial advisor and is not acting as financial advisor to anyone else in connection with the matters referred to in this letter and will not be responsible to anyone other than Warner Chilcott in connection therewith for providing advice in relation to the matters referred to in this letter. Deutsche Bank Securities Inc. has delegated certain of its financial advisory functions and responsibilities to Deutsche Bank AG, acting through its London branch. Deutsche Bank AG, acting through its London branch is performing such delegated functions and responsibilities exclusively for Warner Chilcott and is not acting as a financial adviser for any other person in connection with the matters referred to in this letter and will not be responsible to any such other person for providing advice in relation to the matters referred to in this letter. Deutsche Bank AG is authorised under German Banking Law (competent authority: BaFin – Federal Financial Supervisory Authority) and authorised and subject to limited regulation by the Financial Conduct Authority. Details about the extent of Deutsche Bank AG’s authorization and regulation by the Financial Conduct Authority are available on request.

MERGER BENEFIT STATEMENT

Actavis anticipates that the acquisition will provide after tax operational synergies and related cost reductions and tax savings of more than $400 million. The majority of savings are expected to be realized in 2014, with full effect during 2015. The majority of these are operational, and the estimate excludes any revenue, manufacturing or interest rate synergies or savings.

Subject to the scheme becoming effective, Warner Chilcott shareholders will be able to share in the synergies resulting from the acquisition by means of the consideration they will receive.

There are various material assumptions underlying the synergies estimate which may result in the synergies being materially greater or less than estimated. The estimate of synergies should therefore be read in conjunction with the key assumptions underlying the estimates.

The estimate of synergies set out in this document has been reported on for the purposes of Rule 19.3(b)(ii) of the Takeover Rules by (i) PricewaterhouseCoopers LLP, 1 Embankment Place, London WC2N 6RH, United Kingdom; (ii) Greenhill; and (iii) BofA Merrill Lynch. Copies of their respective reports are attached hereto.

The Synergy Statements should not be construed as a profit forecast or interpreted to mean that New Actavis’ earnings in the first full year following the acquisition, or in any subsequent period, would necessarily match or be greater than or be less than those of Actavis and/or Warner Chilcott for the relevant preceding financial period or any other period.

Assumptions

1.
The bases of belief (including sources of information and assumptions made) that support the expected synergies are set out in the following paragraphs. The Synergy Statements have been reported in accordance with Rule 19.3(b) of the Irish Takeover Rules.

2.	The expected sources of the anticipated after-tax operational synergies and related cost reductions and tax savings are:

(a)
primarily resulting from the integration of the women’s health and urology sales force, the elimination of redundant marketing expenses, the consolidation of corporate general and administrative functions and research and development, and procurement savings; and

(b)
tax savings resulting from the combined company being incorporated in Ireland with organizational, operations and capitalization structures that will enable the combined company to more efficiently manage its global cash and treasury operations.

3.	When evaluating the potential after-tax operational synergies and related cost reductions and tax savings the Actavis board of directors has assumed the following:

(a)	that the scheme will become effective and New Actavis will acquire 100% of the issued and to be issued share capital of Warner Chilcott on completion of the acquisition;

(b)	that there will be no material unanticipated impact on the combined company arising from any decisions made by competition authorities;

(c)	that there will be no material change to the market dynamics affecting Actavis and/or Warner Chilcott following completion of the acquisition;

(d)	that there will be no material change to exchange rates following completion of the acquisition; and

(e)	there will be no material change to income tax laws or regulations affecting Actavis and/or Warner Chilcott following completion of the acquisition.

4.
In establishing the estimate of after-tax operational synergies and related cost reductions and tax savings the Actavis board of directors has assumed that Warner Chilcott’s operations, processes and procedures are comparable to those of Actavis’ related operations, except where publicly available information clearly indicates otherwise or the due diligence materials provided by Warner Chilcott to Actavis indicated otherwise. Actavis’ management, aided by its previous integration experience and through an understanding of Warner Chilcott’s operations and cost structure based on their own market intelligence and experience, and due diligence materials provided by Warner Chilcott, has determined the source and scale of potential after-tax operational synergies and resultant tax benefits. The after-tax operational synergies and related cost reductions, and tax savings are incremental to Actavis’ and, to the best of Actavis’ knowledge, Warner Chilcott’s existing plans. In addition to information from Actavis’ and Warner Chilcott’s respective management teams, the sources of information that Actavis has used to arrive at the estimate of potential after-tax operational synergies and resultant tax benefits, include:

(a)	the Warner Chilcott annual report and accounts;

(b)	Warner Chilcott’s presentations to analysts;

(c)	Warner Chilcott’s website;

(d)	Analysts’ research;

(e)	Other public information;

(f)	Actavis’ knowledge of the industry and of Warner Chilcott; and

(g)	Actavis’ experience of synergies from previous transactions, in particular, the acquisition by Watson of Actavis.

5.
There remains an inherent risk in the synergy forward-looking statements. No Synergy Statement in the Announcement should be construed as a profit forecast or interpreted to mean that New Actavis’ earnings in the first full year following the acquisition, or in any subsequent period, would necessarily match or be greater than or be less than those of Actavis and/or Warner Chilcott for the relevant preceding financial period or any other period.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
1 Embankment Place
London
WC2N 6RH
United Kingdom

20 May 2013

The Directors
Actavis, Inc.
Morris Corporate Center III
400 Interpace Parkway
Parsippany, New Jersey 07054
United States of America

and

Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park
New York, NY 10036
United States of America

Greenhill & Co., LLC
300 Park Avenue
New York NY 10022
United States of America

(together the “Financial Advisers”)

Dear Sirs

Actavis, Inc. Proposals to acquire Warner Chilcott PLC

We report on the potential operational synergies and related cost reductions, and tax savings statement (the “Statement”) by the directors of Actavis, Inc. (the “Company”) set out in the Rule 2.5 Announcement (the “Announcement”) dated 20 May 2013 to the effect that:

“Actavis, Inc. anticipates that the Acquisition will provide after-tax operational synergies and related cost reductions and tax savings of more than $400 million. The majority of savings are expected to be realized in 2014, with full effect during 2015. The majority of these are operational and this estimate excludes any revenue, manufacturing or interest rate synergies or savings.”

The Statement has been made in the context of disclosure in Appendix I of the Announcement setting out the basis of the belief of the Directors of Actavis, Inc. (the “Directors”) supporting the Statement and their analysis and explanation of the underlying constituent elements.

This report is required by Rule 19.3(b)(ii) of the Irish Takeover Panel Act 1997, Takeover Rules, 2007 (as amended) (the “Rules”) and is given for the purpose of complying with that rule and for no other purpose.

Responsibilities

It is the responsibility of the Directors of the Company to make the Statement in accordance with the Rules.

It is our responsibility and that of the Financial Advisers to form our respective opinions as required by Rule 19.3(b)(ii) of the Rules, as to whether the Statement has been made by the Directors with due care and consideration.

Save for any responsibility which we may have to those persons to whom this report is expressly addressed and for any responsibility arising under Rule 19.3(b)(ii) of the Rules to any person as and to the extent therein provided, to the fullest extent permitted by law we do not assume any responsibility and will not accept any liability to any other person for any loss suffered by any such other person as a result of, arising out of, or in connection with this report or our statement, required by and given solely for the purposes of complying with Rule 19.3(b)(ii) of the Rules, consenting to its inclusion in the Announcement.

Basis of Opinion

We conducted our work in accordance with the Standards for Investment Reporting issued by the Auditing Practices Board in the United Kingdom. We have discussed the Statement together with the relevant bases of belief (including sources of information and assumptions) with the Directors of the Company and with the Financial Advisers. Our work did not involve any independent examination of any of the financial or other information underlying the Statement.

Since the Statement and the assumptions on which they are based relate to the future and may therefore be affected by unforeseen events, we can express no opinion as to whether the actual benefits achieved will correspond to those anticipated in the Statement and the differences may be material.

Our work has not been carried out in accordance with auditing or other standards and practices generally accepted in the United States of America or other jurisdictions and accordingly should not be relied upon as if it had been carried out in accordance with those standards and practices.

Opinion

In our opinion, on the basis of the foregoing, the Directors have made the Statement, in the form and context in which it is made, with due care and consideration.

Yours sincerely

PricewaterhouseCoopers LLP

Greenhill & Co., LLC
300 Park Avenue
New York NY 10022

Merrill Lynch, Pierce, Fenner & Smith Incorporated
One Bryant Park,
New York, NY 10036

The Directors
Actavis, Inc.
Morris Corporate Center III
400 Interpace Parkway
Parsippany, NJ 07054

20 May 2013

Attention: Paul M. Bisaro (Chief Executive Officer; President)

Dear Sirs

Proposed Acquisition of Warner Chilcott plc (“Warner Chilcott”) by Actavis, Inc. (“Actavis”)

Greenhill & Co., LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated (together, “we”) refer to the statements of estimated post-tax synergies and tax benefits, the bases of preparation thereof and the notes thereto (the “Statements”) made by Actavis set out in Appendix I of the Rule 2.5 Announcement (the “Document”) dated 20 May 2013, for which the directors of Actavis are solely responsible.

We have discussed the Statements (including the assumptions and sources of information referred to therein) with the directors of Actavis who have developed the underlying plans.

The Statements are subject to uncertainty as described in Appendix I of the Document and our work did not involve any independent examination of any of the financial or other information underlying the Statements.

We have relied upon the accuracy and completeness of all the financial and other information discussed or reviewed by us and have assumed such accuracy and completeness for the purposes of rendering this letter. In giving the confirmation set out in this letter, we have reviewed the work carried out by PricewaterhouseCoopers and have discussed with them the conclusions stated in their report dated 20 May 2013 addressed to yourselves and ourselves in this matter.

We do not express any opinion as to the achievability of the merger benefits identified by the directors of Actavis in the Statements.

This letter is provided solely to the directors of Actavis in connection with Rule 19.3(b)(ii) of the Irish Takeover Panel Act, 1997, Takeover Rules 2007, as amended and for no other purpose. We accept no responsibility to Warner Chilcott or its or Actavis’ shareholders or any other person, other than the directors of Actavis, in respect of the contents of, or any matter arising out of or in connection with, this letter or the work undertaken in connection with this letter.

On the basis of the foregoing, each of us considers that the Statements, for which the directors of Actavis are solely responsible, have been made with due care and consideration in the form and context in which it is made.

Yours faithfully,

Authorized Signatory
Ashish Contractor
For and on behalf of
Greenhill & Co., LLC

Authorized Signatory

For and on behalf of
Merrill Lynch, Pierce, Fenner & Smith Incorporated